UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2023

Transphorm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41295	82-1858829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Castilian Drive
Goleta, CA 93117
(Address of principal executive offices, including zip code)
(805) 456-1300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TGAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

The Board of Directors of Transphorm, Inc. (the “Company”) has established October 10, 2023 as the date of the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”). This date represents an advance by more than 30 days from the anniversary date of the Company’s 2022 annual meeting of stockholders held on December 12, 2022 (the “2022 Annual Meeting”). As a result, the deadline for stockholders to submit proposals for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as set forth in the Company’s definitive proxy statement for the 2022 Annual Meeting, has changed.

Stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2023 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act must be received by the Company’s Corporate Secretary no later than 5:00 p.m. Pacific Daylight Time on August 17, 2023 (which the Company believes is a reasonable time before it begins to print and send its proxy materials). Any such stockholder proposal must comply with the requirements of Rule 14a-8 of the Exchange Act, and the Company may omit any proposal from its proxy materials that does not comply with the rules of the U.S. Securities and Exchange Commission.

The Company’s Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in the Company’s proxy statement for that meeting. In accordance with the Company’s Bylaws, because the 2023 Annual Meeting will be held more than 30 days prior to the anniversary of the 2022 Annual Meeting, in order for a stockholder entitled to vote to bring a proposal or submit a nominee for director at the 2023 Annual Meeting, such stockholder must give written notice to the Company of such proposal or nominee and such notice must be received by the Company’s Corporate Secretary no later than the close of business on the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting is first made by the Company. Accordingly, notice of stockholder proposals or nominations for director for the 2023 Annual Meeting, including any notice under Rule 14a-19 of the Exchange Act, must be received by the Company’s Corporate Secretary no later than 5:00 p.m. Pacific Daylight Time on August 17, 2023. Any stockholder who intends to solicit proxies in support of director nominees other than those nominees nominated by the Company must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSPHORM, INC.

Dated: August 7, 2023	By:	/s/ Cameron McAulay
Cameron McAulay
Chief Financial Officer